UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

CURRENT REPORT

PURSUANT TO SECTION 14(C)

OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 24, 2010

LEFT BEHIND GAMES INC.

(Exact name of registrant as specified in its charter)

Washington

(State or other jurisdiction of incorporation or organization)

000-50603 (SEC File Number)	91-0745418 (IRS Employer Identification Number)

25060 HANCOCK AVENUE

SUITE 103, BOX 110

MURRIETA, CA 92562

(Address of principal executive offices)

 (951) 894-6597

(Registrant's telephone number, including area code)

Copies to:

The Sourlis Law Firm

Virginia K. Sourlis, Esq.

214 Broad Street

Red Bank, New Jersey 07701

T: (732) 530-9007

F: (732) 530-9008

www.SourlisLaw.com

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Preliminary Information Statement

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Definitive Information Statement

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WE ARE NOT ASKING YOU FOR A PROXY

 AND YOU ARE REQUESTED NOT TO SEND US A PROXY

LEFT BEHIND GAMES INC.

25060 HANCOCK AVENUE

SUITE 103, BOX 110

MURRIETA, CA 92562

NOTICE OF ACTION BY WRITTEN CONSENT

OF A

MAJORITY OF THE OUTSTANDING VOTING SECURITIES

TAKEN AS OF AUGUST 24, 2010

To the Stockholders of LEFT BEHIND GAMES INC.:

Left Behind Games Inc., a Washington corporation (the “Company”), hereby notifies its stockholders of record that the majority of shareholders signed a written consent on August 24, 2010 at the Company’s offices, to vote on the following proposal:

1.

To amend the Company’s Certificate of Incorporation to increase the authorized common stock from 3 billion (3,000,000,000) to 5 billion (5,000,000,000).

The foregoing actions are expected to take affect at least 21 days after the filing of a Definitive Information Statement, scheduled for September 3, 2010 at the earliest, which is September 24, 2010 (the “Effective Date”). You have the right to receive this notice if you were a stockholder of record at the close of business on August 24, 2010 (the "Record Date").

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

Murrieta, California August 24, 2010	/s/ TROY A. LYNDON Troy A. Lyndon CEO and Member of the Board

PRELIMINARY INFORMATION STATEMENT

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934 AND

REGULATION 14C THEREUNDER

LEFT BEHIND GAMES INC.

25060 HANCOCK AVENUE

SUITE 103, BOX 110

MURRIETA, CA 92562

We are furnishing this Information Statement to the stockholders of Left Behind Games Inc., a Washington corporation (“Left Behind Games Inc.” or the “Company”), to provide a description of actions taken by written consent of the holders of a majority of the outstanding shares of the Company’s voting securities that were entitled to vote on such actions. As of the date of this Information Statement, there were 2,987,796,263 shares of common stock issued and outstanding, 3,586,245 shares of Series A Preferred Stock issued and outstanding, 11,080,929 shares of Series B Preferred Stock issued and outstanding, 10,000 shares of Series C Preferred Stock issued and outstanding, and nine shares of Series D Convertible Preferred Stock issued and outstanding (collectively, the “Preferred Stock”). The holders of the Preferred Stock are entitled to vote with the holders of the issued and outstanding shares of common stock. Each share of common stock is entitled to one vote. With the exception of the Series C Preferred Stockholders, each stockholder is entitled to one vote per share for every share of common stock and Series A and B Preferred Stock held by such person. Each share of Series C Preferred Stock has the voting equivalency of one million (1,000,000) shares of common stock. The shares of Series D Convertible Preferred Stock have no voting rights, however each share of Series D Convertible Preferred Stock is immediately convertible into one million (1,000,000) shares of the Company’s common stock. The persons owning a majority of the voting power of Left Behind Games Inc. have adopted resolutions to effect the above-listed actions.

This Information Statement is being furnished to all holders of the Company’s Common Stock and Preferred Stock.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

A Definitive Information Statement of same shall be mailed on or about September 24, 2010 to stockholders of record as of August 24, 2010 (the “Record Date”). The Information Statement is being delivered only to inform you of the corporate action described herein before it takes effect, in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

This information statement is circulated to advise the stockholders of actions to be taken without a meeting upon the written consent of the holders of a majority of the outstanding shares of the voting capital stock of the Company. Management is not soliciting proxies because a sufficient number of shares have provided written consent to the actions. The Information Statement is being delivered only to inform you of the corporate actions described herein before they take effect, in accordance with Rule 14c-2 promulgated under the Exchange Act.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record as of the Record Date by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

The matters upon which action is being taken are:

1.

To amend the Company’s Certificate of Incorporation to increase the authorized common stock from 3 billion (3,000,000,000) to 5 billion (5,000,000,000).

Pursuant to a Joint Written Consent of the Board of Directors and Majority Stockholders, on August 24, 2010, the Board of Directors and Troy A. Lyndon, our Chief Executive Officer, Chief Financial Officer and Chairman, and Richard J. Knox, Jr., one of our Directors, jointly approved of the proposal in this Information Statement. Mr. Lyndon owns an aggregate of 169,826,036 shares of common stock and 10,000 shares of Series C Preferred Stock. Each share of Common Stock has the right to one vote on the proposal above and each Series C Preferred Stock has the voting equivalency of 10 million shares of Common Stock; thereby giving Mr. Lyndon total voting power equal to 10,169,826,036 shares of Common Stock, approximately 78.2% of the total voting securities (13,002,463,437 shares consisting of the following issued and outstanding shares: 714,529,576 shares of Common Stock, 3,586,245 of Series A Preferred Stock, 11,080,929 shares of Series B Preferred Stock and 10,000 shares of Series C Preferred Stock having the voting equivalency of 10 billion shares of Common Stock). Mr. Richard J. Knox, Jr. who owns 2,000,000 shares of Common Stock also approved of the above proposal. Together, Mr. Lyndon and Mr. Knox own the voting equivalency of 10,171,826,036 shares of Common Stock, approximately 78.2% of the issued and outstanding voting securities. The Board of Directors decided to increase the Company’s authorized common stock to 5 billion shares to give the Company additional ability to issue shares in future financings or corporate transactions, if any, or for compensation for services rendered by various individuals or entities.

The approval by the stockholders will not become effective until 21 days from the date of mailing of this Information Statement to our stockholders. Stockholders holding a majority of the voting securities have not consented to or considered any other corporate action except as described herein.

If the proposed actions were not adopted by written majority shareholder consent, it would have been necessary for these actions to be by the Company’s stockholders at an Annual Stockholder’s Meeting for the specific purpose of approving the actions.

Because stockholders holding at least a majority of the voting rights of our outstanding voting securities on the Record Date have voted in favor of the foregoing proposal, and have sufficient voting power to approve such proposal through their ownership of voting securities, no other stockholder consents will be solicited in connection with the transactions described in this Information Statement. Pursuant to Rule 14c-2 under the Exchange Act, the proposal will not become effective until a date at least 21 calendar days after the date on which this Information Statement is first mailed to the stockholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on September 24, 2010 (the “Effective Date”).

There were 2,987,796,263 shares of common stock, 3,586,245 shares of Series A Preferred Stock, 11,080,929 shares of Series B Preferred Stock and 10,000 shares of Series C Preferred Stock, issued and outstanding at the close of business on the Record Date. With the exception of the Series C Preferred Stockholders, each stockholder is entitled to one vote per share for every share of common stock and Series A and B Preferred Stock held by such person. Each share of Series C Preferred Stock has the voting equivalency of one million (1,000,000) shares of common stock. The persons owning a majority of the voting power of Left Behind Games Inc. have adopted resolutions to effect the above-listed actions.

Dissenter's Rights of Appraisal

The Washington Corporations Act does not provide for dissenter's rights of appraisal in connection with the above-listed actions.

CAUTIONARY STATEMENT REGARDING

FORWARD LOOKING INFORMATION

This Information Statement and other reports that we file with the SEC contain certain forward-looking statements relating to our future financial performance or future events. Forward-looking statements give our current expectations and forecasts of future events. All statements other than statements of current or historical fact contained in this Information Statement, including statements regarding our future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “plan,” and similar expressions, as they relate to our business, or us are intended to identify forward-looking statements. These statements are based on our current plans, and our actual future activities and results of operations may be materially different from those set forth in the forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. Any or all of the forward-looking statements in this annual report may turn out to be inaccurate. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. The forward-looking statements can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and assumptions. We undertake no obligation to publicly revise these forward-looking statements to reflect events occurring after the date hereof. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in this Information Statement.

For a detailed discussion of these and other risk factors, please refer to our filings with the SEC on Forms 10-K, 10-Q and 8-K. You can obtain copies of these reports and other filings for free at the SEC’s Web site at http://www.sec.gov/ or from commercial document retrieval services.

CORPORATE ACTIONS

PURPOSE AND EFFECT TO INCREASE THE AUTHORIZED

COMMON STOCK FROM 3 BILLION TO 5 BILLION

The Company's Board of Directors has proposed to ask its stockholders to approve an amendment to the Company’s Certificate of Incorporation and the filing of said amendment with the Secretary of State of the State of Washington increasing the number of authorized shares of Common Stock from 3 billion (3,000,000,000) to 5 billion (5,000,000,000) shares of Common Stock.

Purpose of Amendment

The Company’s Board of Directors believes it advisable to amend the Company's Certificate of Incorporation to increase the authorized Common Stock from 3 billion (3,000,000,000) shares of Common Stock, $0.001 par value, to 5 billion (5,000,000,000) shares of Common Stock, $0.001 par value. As of the date hereof, there are 2,987,796,263 shares of common stock issued and outstanding.

By increasing the total number of shares of Common Stock the Company is authorized to issue to 5 billion (5,000,000,000) shares, par value $0.001, management believes that the Company will be postured to consummate a possible merger or acquisition of a suitable target as such situations present themselves, as well as better positioned to raise capital from the sale of our common stock in the future.

Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any shareholder proposal that may be used as an anti-takeover device. However, the proposed increased in the authorized common stock is not the result of any such specific effort; rather, as indicated above, the purpose of the increase in the authorized common stock is to provide the Company’s management with the ability to issue shares for future acquisition, financing and operational possibilities, and not to construct or enable any anti-takeover defense or mechanism on behalf of the Company. While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, the Company has no intent or plan to employ the additional unissued authorized shares as an anti-takeover device. As a consequence, the increase in authorized common stock may make it more difficult for, prevent or deter a third party from acquiring control of the Company or changing its board of directors and management, as well as inhibit fluctuations in the market price of the Company's shares that could result from actual or rumored takeover attempts. The Company currently has no such provisions in any of its governing documents nor are there any plans or proposals to adopt other provisions or enter into other arrangements that may have anti-takeover consequences.

We are also authorized to issue sixty million (60,000,000) shares of $0.001 par value, preferred stock of which 10,000,000 have been designated as Series A Preferred Stock, 16,413,755 as Series B Preferred Stock, 10,000 as Series C Preferred Stock and 1,000 as Series D Convertible Preferred Stock. As of the Record Date, there were 3,586,245 Series A Preferred Stock and 11,080,929 Series B Preferred Stock, 10,000 Series C Preferred Stock and 9 Series D Convertible Preferred Stock issued and outstanding. The number of shares of authorized Preferred Stock will not change as a result of this amendment.

Series A Preferred Stock are convertible on a one for one basis with our common stock at the sole discretion of the holder. Our Series A Preferred Stock enjoy one-for-one common stock voting rights. Each share of Series B Preferred Stock has voting power equal to 200 shares of common stock for a twelve month period. Subsequently, each Series B Preferred Share has voting power equal to one vote of common stock. Each share of Series C Preferred Stock has the voting equivalency of 1,000,000 shares of common stock. The holders of the Series D Convertible Preferred Stock have no voting rights in any manner, except as otherwise provided by the Washington Corporations Act and for provisions protection of the Series D Convertible Preferred Stock Certificate of Designations. In each instance, each share of Series D Convertible Preferred Stock shall be entitled to one vote. Each holder of Series D Convertible Preferred Stock shall have the right, at such holder’s option, at any time or from time to time from and after the day immediately following the date the Series D Convertible Preferred Stock is first issued, to convert each share of Series D Convertible Preferred Stock into one million (1,000,000) fully-paid and non-assessable shares of the Company’s common stock.

The authorized but unissued shares of preferred stock may be divided into and issued in designated series from time to time by one or more resolutions adopted by the Board of Directors. The Directors in their sole discretion shall have the power to determine the relative powers, preferences, and rights of each series of preferred stock.

The change in capital will not affect the relative rights or privileges of our common stock stockholders. The newly authorized Common Stock will have the same rights as the presently authorized shares of Common Stock.

The Company intends to seek to raise additional capital from the sale of its common stock in the near future. We can provide no assurances that the Company will be successful in raising additional capital from the sale of its securities on terms satisfactory to the Company, if at all. The proposed increase in the number of authorized shares of common stock would give the Company the necessary shares of common stock to use in connection with current and future capital raise transactions, use in employee benefit plans, acquisitions, mergers and other corporate purposes. We do not have any definitive agreements regarding any acquisitions and/or mergers.

Shareholders of the Company do not have any preemptive rights with respect to any of the presently authorized but unissued shares of common stock of the Company.

No dissenting shareholder will have a right of appraisal or right to receive payment for his stock by reason of such dissent.

Directors and Executive Officers

Name	Age	Currently Position with LFBG
Troy A. Lyndon	45	Chief Executive Officer & Chairman of the Board
Richard Knox, Sr.	72	Member of the Board of Directors
Richard Knox, Jr.	50	Member of the Board of Directors

Business Experience

Troy A. Lyndon, Chief Executive Officer and Chairman of the Board of Directors, is our current Chief Executive Officer and Chairman of the Board. As the former CEO of Studio Arts Multimedia, Inc., he managed and worked to develop six multi-million dollar video game projects for Corel Corporation. Previously, Mr. Lyndon served as President of Park Place Productions where he managed operations, including the publication and/or development for over 50 video game projects. Under Mr. Lyndon’s leadership, Park Place Productions became North America’s largest independent video game development company. Mr. Lyndon has over 20 years experience in the management and development of software projects, including computer and video game products such as Madden Football, Batman Returns, Defender of the Crown, and Street Fighter. Mr. Lyndon is also a recipient of the Entrepreneur of the Year award from Inc. Magazine, Merrill Lynch and Ernst & Young. Mr. Lyndon has also served many ministries and Christian publishers, including the Billy Graham Evangelistic Association, Campus Crusade for Christ International, the Bright Media Foundation, the publisher of the Left Behind book series and Biblesoft.

Richard J. Knox, Sr., Director is a seasoned businessman, former nuclear physicist, software developer, Pastor, founder and President of Ohana Haven Ministries in the State of Hawaii. In 1963, Mr. Knox began working for Lawrence Livermore Laboratory where he served 16 years on numerous government programs as a Containment Scientist for nuclear underground tests, where he was responsible for the supervision of up to 500 engineers and approval of all equipment fielded for nuclear-device emplacement at the Nevada Test Site. After retiring from the Laboratory, Mr. Knox started his own software development and publishing business, creating consumer CAD software which sold 80,000 copies. Shortly thereafter, he joined his sons, Michael Knox and Richard J. Knox, Jr., and our CEO Mr. Lyndon, and helped build Park Place Productions into North America’s largest independent developer of video games, where he was in charge of 80 personnel, overseeing all game production. Since that time, Richard has relocated to Oahu, Hawaii to pursue personal interests, including the oversight of a ministry and most recently, Pastor of his own congregation.

Richard Knox, Jr., Director is a seasoned developer and is currently engaged on-staff with the Hawaii Department of Education. Mr. Knox has been a multimedia developer his entire life and was originally a CAD software designer before joining the original team in the early 90’s that became North America’s largest independent development company of video games, Park Place Productions, which he built alongside his father Richard Knox, Sr., his brother Michael Knox and Troy Lyndon. Richard’s interests include computers and music, as he is also the worship leader of his church in Oahu, Hawaii.

Significant Employees

None aside from the above-mentioned Officers and Directors.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, as of the date of this Information Statement with respect to any person (including any “group”, as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who is known us to be the beneficial owner of more than five percent (5%) of any class of our voting securities, and as to those shares of our equity securities beneficially owned by each of our directors, our executive officers and all of our directors and executive officers and all of our directors and executive officers as a group. Unless otherwise specified in the table below, such information, other than information with respect to our directors and officers, is based on a review of statements filed, with the SEC pursuant to Sections 13 (d), 13 (f), and 13 (g) of the Exchange Act with respect to our common stock. The number of shares of common stock beneficially owned by each person is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days after the date hereof, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name and Address of Beneficial Owner	Class of Voting Stock	Number of Shares of Voting Stock Beneficially Owned (1)	Percentage of Class (3)(4)

Troy A. Lyndon (1)(4) CEO & Chairman of the Board 25060 Hancock, Suite 103 Box 110 Murrieta, California 92562	Common Stock Series C Preferred	169,826,036 10,000	5.7% 100%

Richard Knox, Sr. (1) Director of the Board	-- --	-- --

Richard Knox, Jr. (1)(5) Director of the Board 25060 Hancock Ave., Suite 103 Box 110 Murrieta, CA 92562	Common Stock Series D Preferred	2,000,000 9	* 100%

Demos Pappasavvas (1)(3) 25060 Hancock Ave., Suite 103 Box 110 Murrieta, CA 92562	Common Stock Series B Preferred	160,735,290 2,310,466	5.4% 20.9%

Peter Quigley (1)(3) 25060 Hancock Ave., Suite 103 Box 110 Murrieta, CA 92562	Common Stock Series B Preferred	112,395,000 3,350,000	3.8% 30.3%

Martin MacDonald (1)(3) 25060 Hancock Ave., Suite 103 Box 110 Murrieta, CA 92562	Common Stock Series B Preferred	51,322,500 1,613,750	1.7% 14.6%

All Officers & Directors As a Group (3 Persons)(1)(2)(3)(4)(5)	Common Stock Series A Preferred	171,826,036 0	5.8% --%
	Series B Preferred	0	--%
	Series C Preferred	10,000	100%
	Series D Preferred	9	100%

*Represents less than1%

______________________

(1)	Based on 2,987,796,263 shares of Common Stock issued and outstanding as of the date of this Information Statement.
(2)	Based on 3,586,245 shares of Series A Preferred Stock issued and outstanding.
(3)	Based on 11,080,929 shares of Series B Preferred Stock issued and outstanding.
(4) (5)

Based on 10,000 shares of Series C Preferred Stock issued and outstanding. Each shares of Series C Preferred Stock is entitled to 1,000,000 votes.

Based on nine shares of Series D Preferred Stock issued and outstanding.

Family Relationships

Richard J. Knox, Sr. is the father of Richard J. Knox, Jr.

Certain Relationships and Related Party Transactions

We have not entered into any arrangements which are considered transactions with related persons.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file. Based on our review of the copies of such forms received by us, and to the best of our knowledge, all executive officers, directors and greater than 10% shareholders filed the required reports in a timely manner.

Director Independence

Our determination of independence of our directors is made using the definition of “independent director” contained under NASDAQ Marketplace Rule 4200(a)(15), even though such definitions do not currently apply to us because we are not listed on NASDAQ. Richard Knox, Sr. and Richard Knox, Jr. are independent directors pursuant to this Rule.

Our Current Executive Officer Compensation

The cash and non-cash compensation that we have paid during the fiscal year ended March 31, 2010 and March 31, 2009 or that was earned by our CEO and our other former employees or officers is detailed in the following table.

Name and Principal Position	Year	Salary	Stock Awards(1)(3)	All Other Compensation	Total
Troy A. Lyndon Chairman and Chief Executive Officer	2010 2009	$152,456 $ 85,000	$3,270,100 --	$ -- $109,380(2)	$3,389,725 $ 194,380

______________________

(1) Stock grant (conditional issuance; present day value of $285,000); stock to be returned under certain circumstances)

(2) Includes $10,380 as automobile related compensation and $99,000 earned income not paid as a result of cash-flow difficulties.

(3) Stock grants are valued as of the grant date.

Base Salary

Our Chief Executive Officer

We hired Troy A. Lyndon as our CEO in 2002. Mr. Lyndon’s employment agreement with us provides for an annual base salary of $150,000. In the future, based upon revenue benchmarks, this amount can increase commensurate with our increased revenues, to a maximum salary of $300,000 per year. The terms of Mr. Lyndon's employment agreement include certain incentive bonuses. Under the agreement, Mr. Lyndon may achieve increases in his annual salary and varying levels of bonuses once we achieve certain revenue benchmarks. The initial benchmark to receive an increase in his salary over the current level of $150,000 is to receive a bonus when $4 million in revenue is achieved in a fiscal year.

On July 16, 2008, the Board of Directors approved a salary increase for Mr. Lyndon. Since that time, Mr. Lyndon has elected to defer the payment of such increase until a later day.

On September 28, 2009, the Board, with Mr. Lyndon recusing himself from making such determination, issued one hundred (100) shares of Series D Convertible Non-Voting Preferred Stock and ten thousand (10,000) shares of Series C Preferred Stock to Mr. Lyndon as a reward for significant improvements to the Company’s operations and market cap increase by more than 2,000% over the past year.

Bonus Compensation

We have not historically paid any automatic or guaranteed bonuses to our executive officers. However, Mr. Lyndon has bonus components pursuant to his employment agreement, correlated with his performance.

Equity Compensation

Our Board plans to begin granting equity-based awards to attract, retain, motivate and reward our employees, particularly our executive officers, and to encourage their ownership of an equity interest in us. We implemented the 2006 Stock Incentive Plan in January 2007 (the “Plan”). We did not grant any options to our executive officers or employees under this plan in the fiscal year ended March 31, 2009.

We may make future awards of stock options to our executive officers under the Plan. We reserve the discretion to pay compensation to our executive officers that may not be deductible.

We do not have any program, plan or practice that requires us to grant equity-based awards on specified dates. Authority to make equity-based awards to executive officers rests with the board, which considers the recommendations of our CEO and other executive officers.

Deferred Compensation

In the fiscal year ended March 31, 2010, no deferred compensation was paid to our officers or directors.

Severance and Change of Control Payments

Our Board believes that companies should provide reasonable severance benefits to employees, recognizing that it may be difficult for them to find comparable employment within a short period of time.

Our employment agreement with Mr. Lyndon provides that, if Mr. Lyndon is terminated without cause, he is entitled to receive an amount equal to six (6) months’ base compensation. We believe that the termination provisions of Mr. Lyndon’s employment agreement are comparable to those in effect for chief executive officers of companies comparable to us, in terms of size, revenue, profitability and/or nature of business.

Perquisites

Our Chief Executive Officer receives reasonable perquisites. As Company policy, we have agreed to reimburse each executive officer for all reasonable travel, entertainment and other expenses incurred by them in connection with the performance of their duties and obligations. Pursuant to his employment agreement, Mr. Lyndon in entitled to receive a monthly car allowance of up to $1,000, plus actual maintenance, repair and insurance costs.

We also provide health insurance for Mr. Lyndon.

Compensation Committee Interlocks and Insider Participation

We have not yet designated a Compensation Committee. All compensation matters are approved by the full Board. None of our executive officers served on the compensation committee (or equivalent), or the Board, of another entity whose executive officer(s) served on our Board.

AVAILABLE INFORMATION

For more detailed information regarding the Company, including financial statements, you may refer to our most recent Form 10-K for the period ended March 31, 2010 and as well as our recent quarterly and periodic filings with the Securities and Exchange Commission (“SEC)” which we file from time to time. This information may be found free of charge on the SEC’s EDGAR database at http://www.sec.gov/ or by contacting the Company.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the actions and Amendment. Your consent to the actions and Amendment is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934, as amended.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. THE DATE OF THIS INFORMATION STATEMENT IS ________________, 2010. WE HAVE NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION DIFFERENT FROM THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY LATER DATE THAN THE DATE OF THE INFORMATION STATEMENT, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS WILL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors,

Murrieta, California Dated August 24, 2010	/s/ TROY A. LYNDON Troy A. Lyndon CEO and Member of the Board